EXHIBIT 10.5A

                        AMENDMENT TO EMPLOYMENT AGREEMENT
                        ---------------------------------

     THIS AMENDMENT ("AMENDMENT") is made as of the 31st day of May, 2002, by and between RETURN ON INVESTMENT CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Employer") and AROL WOLFORD, an individual resident of Georgia (hereinafter referred to as the "Employee").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS,   Employee  and  the  Employer  have  entered  into  that  certain
Employment Agreement dated January 18, 2002 (the "Employment Agreement"); and

     WHEREAS, the Employer and the Employee desire to amend certain terms and conditions of the Employment Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Notwithstanding   anything  contained  in  the  Employment  Agreement,
effective as of July 1, 2002, Employee shall serve as President and Chief Executive Officer of Employer.

     2. All other terms and conditions of the Employment Agreement remain in full force and effect.

     IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed by its duly authorized representative and the Employee has executed this Amendment as set forth below.

RETURN ON INVESTMENT CORPORATION


By: /s/ Charles A. McRoberts
    ------------------------------
    Charles A. McRoberts, Chairman


By: /s/ Charles Pecchio, Jr.
    ------------------------------
    Charles Pecchio, Jr., CEO

[CORPORATE SEAL]

EMPLOYEE:


/s/ Arol Wolford                  [SEAL]
    ------------------------------
    Arol Wolford